Brand Value ETF
Schedule of Investments
June 30, 2020 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 99.9%
	Communication Services - 8.2%
162	Alphabet, Inc. - Class C (a)	$229,005
5,630	AT&T, Inc.	170,195
3,413	Verizon Communications, Inc.	188,159
7,681	ViacomCBS, Inc. - Class B	179,121
		766,480
	Consumer Discretionary - 19.4%
21,616	Ford Motor Company	131,425
5,151	General Motors Company	130,320
6,299	Harley-Davidson, Inc.	149,727
2,091	Hilton Worldwide Holdings, Inc.	153,584
6,289	La-Z-Boy, Inc.	170,180
1,535	Marriott International, Inc. - Class A	131,595
2,239	NIKE, Inc. - Class B	219,534
2,188	Ralph Lauren Corporation	158,674
1,816	Target Corporation	217,793
1,404	Walt Disney Company	156,560
1,443	Whirlpool Corporation	186,912
		1,806,304
	Consumer Staples - 20.9%
4,368	Campbell Soup Company	216,784
1,195	Clorox Company	262,147
3,530	Coca-Cola Company	157,720
2,617	Colgate-Palmolive Company	191,721
3,640	General Mills, Inc.	224,406
1,857	J.M. Smucker Company	196,489
3,126	Kellogg Company	206,504
1,425	PepsiCo, Inc.	188,470
1,587	Procter & Gamble Company	189,758
11,584	Revlon, Inc. - Class A (a)	114,682
		1,948,681
	Energy - 3.0%
1,705	Chevron Corporation	152,137
2,905	Exxon Mobil Corporation	129,912
		282,049
	Financials - 11.1%
1,647	American Express Company	156,794
7,180	Bank of America Corporation	170,525
2,272	Capital One Financial Corporation	142,205
5,045	Charles Schwab Corporation	170,218
1,798	JPMorgan Chase & Company	169,120
4,709	Morgan Stanley	227,445
		1,036,307

	Health Care - 6.8%
4,109	Bristol-Myers Squibb Company	241,609
1,522	Johnson & Johnson	214,039
5,475	Pfizer, Inc.	179,032
		634,680
	Industrials - 3.2%
7,133	American Airlines Group, Inc.	93,229
11,700	JetBlue Airways Corporation (a)	127,530
2,271	United Airlines Holdings, Inc. (a)	78,599
		299,358
	Information Technology - 27.3% ⧫
107	Amazon.com, Inc. (a)	295,194
929	Apple, Inc.	338,899
4,899	eBay, Inc.	256,953
1,029	Facebook, Inc. - Class A (a)	233,655
10,769	HP, Inc.	187,704
4,002	Intel Corporation	239,439
1,458	International Business Machines Corporation	176,083
674	Mastercard, Inc. - Class A	199,302
1,406	Microsoft Corporation	286,135
4,413	Twitter, Inc. (a)	131,463
1,066	Visa, Inc. - Class A	205,919
		2,550,746
	TOTAL COMMON STOCKS (Cost $10,903,600)	9,324,605

	SHORT-TERM INVESTMENTS - 0.1%
6,441	First American Government Obligations Fund, Class X, 0.09% *	6,441
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,441)	6,441
	TOTAL INVESTMENTS - 100.0% (Cost $10,910,041)	9,331,046
	Other Assets in Excess of Liabilities - 0.0% +	1,218
	NET ASSETS - 100.0%	$9,332,264

	Percentages are stated as a percent of net assets.
	The Fund’s security classifications are defined by the Fund Advisor.
(a)	Non-income producing security.
*	Rate shown is the annualized seven-day yield as of June 30, 2020.
+	Represents less than 0.05% of net assets.
⧫	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Summary of Fair Value Disclosure at June 30, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020:

	Brand Value ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$9,324,605	$-	$-	$9,324,605
Short-Term Investments	6,441	-	-	6,441
Total Investments in Securities	$9,331,046	$-	$-	$9,331,046

^See Schedule of Investments for breakout of investments by sector classification.

For the period ended June 30, 2020, the Fund did not recognize any transfers to or from Level 3.